SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed  by  the  Registrant  |X|
Filed  by  a  Party  other  than  the  Registrant  |_|

Check  the  appropriate  box:

|_|   Preliminary  Proxy  Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|x|   Definitive  Proxy  Statement
|_|   Definitive  Additional  Materials
|_|   Soliciting  Material  Pursuant  to  ss.  240.14a-11(c)  or  ss. 240.14a-12


                           Payment Data Systems, Inc.
                (Name of Registrant as Specified in its Charter)
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
|x|   No  fee  required.
|_|   Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1.    Title  of  each  class  of  securities to which transaction applies:
      2.    Aggregate  number  of  securities  to  which  transaction  applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      4.    Proposed  maximum  aggregate  value  of  transaction:
      5.    Total  fee  paid:
|_|   Fee  paid  previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1.    Amount  Previously  Paid:
      2.    Form,  Schedule  or  Registration  Statement  No.:
      3.    Filing  Party:
      4.    Date  Filed:

                           PAYMENT DATA SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 21, 2005

The annual meeting of stockholders of Payment Data Systems, Inc. (the "Company") will be held at the Hilton San Antonio Airport located at 611 NW Loop 410, San Antonio, Texas, 78216, on Tuesday, June 21, 2005, at 10:00 a.m., Central Time, (the "Annual Meeting") for the following purposes:

To  elect  one  director to serve until the 2008 annual meeting of stockholders.

To  ratify  the  appointment  of  the  independent  auditors  of  the  Company.

To  transact  any  other  business  that  properly  comes  before  the  meeting.

Stockholders of record at the close of business on April 29, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof (the "Record Date").

If you cannot attend the Annual Meeting in person, please sign and date the accompanying Proxy and return it promptly to the Company. This way, your shares will be voted as you direct even if you can't attend the meeting.

MICHAEL  R.  LONG
Chief  Executive  Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROVIDE YOUR PROXY BY COMPLETING, SIGNING, DATING, AND PROMPTLY MAILING THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.


                           PAYMENT DATA SYSTEMS, INC.
                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 21, 2005

This Proxy Statement, the Notice of the Annual Meeting and the accompanying Proxy are being mailed to stockholders on or about May 6, 2005.

Proxy  Solicitation  Information

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Payment Data Systems, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on 10:00 a.m., Central Time, Tuesday, June 21, 2005, at the Hilton San Antonio Airport located at 611 NW Loop 410, San Antonio, Texas, 78216 and at any adjournments thereof (the "Meeting").

  Cost  of  Solicitation

      The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation for their services, may solicit proxies personally or by telephone or facsimile.

 Mailing  of  Proxy  Statement  and  Proxy

      This Proxy Statement and the accompanying Proxy will be mailed on or about May 6, 2005, to all Stockholders entitled to notice of and to vote at the Meeting.

Form  10-KSB

A copy of the Company's Annual Report for the fiscal year ended December 31, 2004 will be mailed concurrently with this Proxy Statement to each stockholder entitled to vote at the Meeting. The Annual Report is not part of the Proxy Statement. The Company will provide, without charge, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and related financial statements and financial statement schedules to each stockholder entitled to vote at the Meeting, who requests a copy of such in writing. Requests should be sent to Payment Data Systems, Inc., 12500 San Pedro, Suite 120, San Antonio, Texas 78216.

Stockholders  Entitled  to  Vote

      The close of business on April 29, 2005 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 29, 2005, there were 28,884,529 shares of Common Stock outstanding and entitled to vote. With respect to all matters that will come before the Meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

Quorum

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote must be present to hold the Meeting. This is referred to as a quorum. Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

                                        1

Votes  Required  for  Election  of  Directors

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. This means that the nominee receiving the highest number of "For" votes will be elected as director. A properly executed proxy marked "Withhold" with respect to the election of a nominee will not be counted as a vote "cast" or have any effect on the election of such nominee.

Votes  Required  for  Ratification  of  Auditors

      The affirmative vote of the holders of ten percent of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required for the approval of the vote for ratification of auditors. A properly executed proxy marked "Abstain" with respect to this proposal will be treated as shares present or represented and entitled to vote on such proposal and will have the same effect as a vote against the proposal.

Returned  Proxy  Cards  Which  Do  Not  Provide  Voting  Instructions

      Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For Nominee" with respect to the election of the nominee for director named in this Proxy Statement and "For" the proposal set forth in Item 2.

Broker  Non-Votes

      If you hold your shares of Common Stock in "street name" (that is, through a broker, bank or other representative), you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors and ratification of the selection of auditors. With respect to a non-routine matter, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, "broker non-votes" will have no effect on the outcome of the vote.

Changing  Your  Vote

  You may revoke the proxy that you give the Company at any time before the proxy is voted at the Meeting. In order to do this, you must:

     - send a written notice, stating your desire to revoke your proxy, to the Company,

     - send the Company a signed proxy that bears a later date than the one you intend to revoke, or

     - attend the Meeting and vote in person. In this case, you must notify the Inspector of Elections that you intend to vote in person.

                                        2

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our Common Stock as of April 26, 2005 by each stockholder known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current director, (iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers at the end of the 2004 fiscal year and (iv) all of our directors and current executive officers as a group:




                                                              AMOUNT AND NATURE OF
NAME                                                          BENEFICIAL OWNERSHIP         PERCENT OF CLASS (1)
----------------------------------------------------------    --------------------         --------------------
5% STOCKHOLDERS

CheckFree Investment Corporation                                       3,058,242(2)                      9.9%
   2920 Green Valley Road
   Building 3, Suite 321-19
   Henderson, NV  89014

NAMED EXECUTIVE OFFICERS AND DIRECTORS
Michael R. Long                                                        3,313,175(3)                     11.0%
Louis A. Hoch                                                          2,904,829(4)                      9.7%
Larry Morrison                                                           519,039(5)                      1.8%
Peter G. Kirby                                                           593,500(6)                      2.0%
All executive officers and directors as a group (4 people)             7,330,543(7)                     23.1%

(1)     Based  on  a  total  of  28,794,529 shares of Common Stock issued and outstanding on April 26, 2005.

(2)     Includes  2,179,121  shares  that  CheckFree  has  the  right  to  acquire upon the exercise of stock warrants.

(3)     Includes  1,298,334 shares that Mr. Long has the right to acquire upon the exercise of stock options.

(4)     Includes  1,190,000 shares that Mr. Hoch has the right to acquire upon the exercise of stock options.

(5)     Includes  200,000  shares  that  Mr.  Morrison  has  the  right to acquire upon the exercise of stock options.

(6)     Includes  293,000  shares that Mr. Kirby has the right to acquire upon the exercise of stock options.

(7)     The  address  of  all  individual directors and executive officers is c/o Payment Data Systems, Inc.,
        12500  San  Pedro,  Suite  120,  San  Antonio,  Texas  78216.

                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

As established by the Company's Bylaws, the Directors are divided into three classes serving staggered three-year terms. As of April 29, 2005, Michael R.
Long, Louis A. Hoch and Peter G. Kirby are the only members of the Board of Directors of the Company. Peter G. Kirby is the only nominee for election to the Board of Directors of the Company. Mr. Kirby's term on the Board of Directors, if elected thereto, will expire on the 2008 Annual Meeting of the Stockholders of the Company.

                                        3

The individuals named as proxies will vote the enclosed Proxy FOR the election of the nominee unless you direct them to withhold your vote. If the nominee becomes unable to serve as a Director before the Annual Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or may reduce the number of members of the Board.

Below are the names and ages of the Directors and the nominee for Director, the years they became Directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

Class III Director Nominee for Election to a Three-Year Term Ending with the 2008 Annual Meeting of the Stockholders of the Company

Peter G. Kirby, Ph.D. SPHR CM. Age 65. Mr. Kirby has been our Director since June 2001. Mr. Kirby distinguished himself in professional and community activities in a career that spans thirty-five years. He is an accomplished public speaker and has provided consulting services to Fortune 100 firms. Mr. Kirby has published numerous works in the fields of management, decision-making and human resources. He has been a director on many university advisory councils and boards and has served on many charitable committees and foundations. Mr. Kirby is currently a tenured professor of Management at Our Lady of the Lake University in San Antonio, Texas, where he has taught for the past fifteen years.

Class II Director with a Three-Year Term Ending with the 2006 Annual Meeting of the Stockholders of the Company

Louis A. Hoch. Age 39. Mr. Hoch has been our President, Chief Operating Officer, and Director since July 1998. Mr. Hoch has more than fifteen years of management experience in large systems development; earning him national recognition as an expert in call centers, voice-systems and computer telephony integration. Mr. Hoch has held various key management positions with U.S. Long Distance, Billing Concepts, Inc. and Anderson Consulting. Mr. Hoch holds a BBA in Computer Information Systems and an MBA in International Business Management, both from Our Lady of the Lake University Business School. In 2000 and 2001, he served as a board member of Office e-procure, which provides branded office supply e-commerce sites for businesses.

Class I Director with a Three-Year Term Ending with the 2007 Annual Meeting of the Stockholders of the Company

Michael R. Long. Age 60. Mr. Long has been our Chief Executive Officer, Chairman of the Board and Director since July 1998. In addition, Mr. Long has been our Chief Financial Officer since September 2003. Mr. Long has more than thirty years of senior executive management and systems development experience in six publicly traded companies, as well as operating a systems consulting business. Before assuming the top position at Payment Data Systems, Mr. Long was Vice President of Information Technology at Billing Concepts, Inc., the largest third party billing clearinghouse for the telecommunications industry. Mr. Long's career experience also includes financial services industry business development for Anderson Consulting and several executive positions in publicly traded telecommunications and financial services companies.

Recommendation  of  Board  of  Directors

The Board of Directors of the Company recommends a vote FOR the nominee for election to the Board of Directors.

                            COMPENSATION OF DIRECTORS

Mr. Long and Mr. Hoch receive no compensation for serving on the Board of Directors of the Company due to their status as officers of the Company.

In 2004, we did not pay any cash compensation to our independent Director for his services on our Board of Directors. However, on December 30, 2003, we granted options to purchase 175,000 shares of our Common Stock with a one-year vesting period at an exercise price of $0.14 per share to our independent director, Peter G. Kirby, as compensation for his service as a Director.

                                        4

              PROCEEDINGS WITH DIRECTORS, OFFICERS, AND AFFILIATES

Beginning in December 2000, we pledged as loan guarantees certain funds held as money market funds and certificates of deposit to collateralize margin loans for the following executive officers: (1) Michael R. Long, then Chairman of the Board of Directors and Chief Executive Officer; (2) Louis A. Hoch, then President and Chief Operating Officer; (3) Marshall N. Millard, then Secretary, Senior Vice President, and General Counsel; and (4) David S. Jones, then Executive Vice President. Mr. Millard and Mr. Jones are no longer employed by us. The margin loans were obtained in March 1999 from institutional lenders and were secured by shares of our common stock owned by these officers. The pledged funds were held in our name in accounts with the lenders that held the margin loans of the officers. Our purpose in collateralizing the margin loans was to prevent the sale of our common stock owned by these officers while we were pursuing efforts to raise additional capital through private equity placements. The sale of that common stock could have hindered our ability to raise capital in such a manner and compromised its continuing efforts to secure additional financing. The highest total amount of funds pledged for the margin loans guaranteed by us was approximately $2.0 million. At the time the funds were pledged, we believed we would have access to them because (a) the stock price was substantial and the stock pledged by the officers, if liquidated, would produce funds in excess of the loans payable, and (b) with respect to one of the institutional lenders (who was also assisting us as a financial advisor at the time), even if the stock price fell, we had received assurances from that institutional lender that the pledged funds would be made available as needed. During the fourth quarter of 2002, we requested partial release of the funds for operating purposes, which request was denied by an institutional lender. At that time, the stock price had fallen as well, and it became clear that both institutional lenders would not release the pledged funds. In light of these circumstances, we recognized a loss on the guarantees of $1,278,138 in the fourth quarter of 2002 and recorded a corresponding payable under related party guarantees on our balance sheet at December 31, 2002 because it became probable at that point that we would be unable to recover our pledged funds. During the quarter ended March 31, 2003, the lenders applied the pledged funds to satisfy the outstanding balances of the loans. The total balance of the margin loans guaranteed by us was zero at December 31, 2004. We may institute litigation or arbitration in collection of the outstanding repayment obligations of Mr. Long, Mr. Hoch, Mr. Millard, and Mr. Jones, which currently total $1,278,138. Presently, we have refrained from initiating action to recover these funds from Mr. Long, Mr. Hoch, and Mr. Millard because they may have offsetting claims that total $1,445,500 collectively by virtue of the change of control clause in their respective employment agreements based on our preliminary analysis. We understand that these individuals may assert such claims based on our sale of substantially all of our assets to Harbor Payments, Inc. on July 25, 2003. We have not initiated any formal settlement negotiations with these individuals because they have been under an extended employment contract with us or have not been amenable to such an action. On July 25, 2004, our employment agreements with Michael Long, Chief Executive Officer and Chief Financial Officer, and Louis Hoch, President and Chief Operating Officer, expired. We intend to enter into new employment agreements with both of these individuals and are currently negotiating the terms of such agreements. We have not pursued the outstanding repayment obligation of Mr. Jones because we do not consider a recovery attempt to be cost beneficial. In order to attempt a recovery from Mr. Jones, we estimate that we would incur a minimum of $20,000 in estimated legal costs with no reasonable assurance of success in recovering his outstanding obligation of approximately $38,000. Because of the limited amount of the obligation, we also anticipate difficulty in retaining counsel on a contingency basis to pursue collection of this obligation. The ultimate outcome of this matter cannot presently be determined.

On July 25, 2003, certain of our stockholders (those stockholders being Mike Procacci, Jr., Mark and Stefanie McMahon, Anthony and Lois Tedeschi, Donna and James Knoll, John E. Hamilton, III, William T. Hagan, Samuel A. Fruscione, Dana Fruscione-Penzone, Gia Fruscione, Alicia Fruscione, Joseph Fruscione, Robert Evans, John Arangio, Gary and JoAnne Gardner, Lee and Margaret Getson, G. Harry Bonham, Jr., Gary Brewer, Bob Lastowski, Robert Filipe, Mitchell D. Hovendick, Dr. John Diephold, Joseph Maressa, Jr., and Charles Brennan) commenced legal action against us, Ernst & Young, LLP, and certain of our current and former directors (including the executive officers named above) in the District Court of the 45th Judicial District, Bexar County, Texas. With respect to us and the current and former directors named in the suit, the plaintiffs allege that we, acting through such directors, misstated in our 2000 and 2001 Form 10-Ks our ability to use for operational purposes the funds pledged as security for margin loans of certain of our executive officers, as discussed above. The plaintiffs allege and seek resulting economic and exemplary damages, rescission, interest, attorneys' fees and costs of court. We believe this suit is without merit and intend to vigorously defend the company and the directors named in the suit. As

                                        5

of the date of this report, there have been no material developments in the suit other than the case being set for trial in late 2005. The results of legal proceedings cannot be predicted with certainty. If we fail to prevail in this legal matter, our financial position, results of operations, and cash flows could be materially adversely affected.

                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

The  Audit  Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, is currently comprised of our only independent director, Mr. Kirby, and it operates under a written charter adopted by the Board of Directors. Mr. Kirby meets the independence standards for independent directors under the rules of the Nasdaq Stock Market published in the Nasdaq Marketplace Rules. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As set forth in more detail in its charter, the Audit Committee's purpose is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Akin, Doherty, Klein & Feuge, P.C., the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

In overseeing the preparation of the Company's financial statements, the Audit Committee has had access to the Company's management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has met with the Company's independent auditors with regard to the audited financial statements of the Company for the year ended December 31, 2004. For the year ended December 31, 2004, the Audit Committee did receive the independent auditor's letter and written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

                                        6

For the year ended December 31, 2004, the only member of the Audit Committee was Mr. Kirby. The Audit Committee met one time in relation to the year ended December 31, 2004. The Company does not have an audit committee financial expert serving on its Audit Committee because the Company has been unable to replace the independent director serving as the audit committee financial expert after his resignation during 2003. The Company is still seeking an independent director to serve as the audit committee financial expert.

Compensation  Committee  Report  on  Executive  Compensation

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

General. The Company's Board of Directors has established a Compensation Committee with authority to set all forms of compensation of the Company's executive officers, including the grant of stock options and restricted shares. Mr. Kirby is the sole member of the Compensation Committee.

Compensation Philosophy. The Board of Director 's compensation philosophy is to reward executive officers for the achievement of short and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow the Company to attract, motivate, and retain talented executive officers that contribute to the long-term success of the Company. The compensation of the Chief Executive Officer and other executive officers of the Company is comprised of cash compensation and long-term incentive compensation in the form of base salary and stock options.

Total Compensation for Executives. For 2004, the Company's total compensation for executive officers consisted of base salary and common stock awards. In setting 2004 compensation, the Compensation Committee considered the specific factors discussed below:

     Base Salary. In setting the executive officers base salaries, the Compensation Committee considers the performance of the executive officers' respective business units, as well as individual performance. Base salaries are targeted to approximate the average base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Compensation Committee considers the executive's level of responsibility, prior experience, overall knowledge, contribution to business results, executive pay for similar positions in other companies, and executive pay within the Company.

          Stock Plans. In addition to the foregoing, executive officers of the Company may be compensated through grants of Common Stock of the Company.

Chief  Executive  Officer  Compensation

Mr. Long's annual base salary for 2004 was $190,000. He received a common stock award of 321,174 shares granted on January 7, 2005 valued at $96,352 in lieu of $65,769 of his unpaid base salary for 2004, resulting in total compensation for Mr. Long for 2004 of $220,583.

Compensation  Committee  Interlocks  and  Insider  Participation

For the year ended December 31, 2004, Mr. Kirby was the only member of the Compensation Committee. To carry out its responsibilities, the Compensation Committee met one time during 2004.

                                        7

The  Nominating  Committee

The Company considers recommendations for Director candidates from its Directors, officers, employees, shareholders, customers, and vendors. The Board of Directors selects the Director candidates slated for election. The Company does not have a Nominating Committee in light of resource allocations made by the Board of Directors in its business judgment.

The  Entire  Board

During 2004, the entire Board of Directors of the Company met two times for regular and Annual meetings. During this period, each Director attended all meetings of the Board of Directors and any committee on which he served. In all other instances in 2004, the Board of Directors acted by unanimous written consent.



                                   PROPOSAL 2

   RATIFICATION OF AKIN, DOHERTY, KLEIN & FEUGE, P.C. AS INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, appointed Akin, Doherty, Klein & Feuge, P.C. as independent auditors to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2005 and to render other professional services as required.

The Company is submitting the appointment of Akin, Doherty, Klein & Feuge, P.C. to stockholders to obtain your ratification. Representatives of Akin, Doherty, Klein & Feuge, P.C. will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Recommendation  of  the  Board  of  Directors

The Board of Directors of the Company believes that ratification of Akin, Doherty, Klein & Feuge, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2005 is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote FOR the ratification of Akin, Doherty, Klein & Feuge, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting timely filed the required reports in 2004, except that Mr. Kirby filed a Form 4 on December 29, 2004 with respect to a stock sale occurring on December 9, 2004.

                        DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of all of our directors and executive officers, along with their respective positions, term of office and period such position(s) was held, is as follows:


Name                  Position(s) Held                                                   Age
--------------------  -----------------------------------------------------------------  ---
Michael R. Long       Chief Executive Officer, Chief Financial Officer, Chairman of the   60
                      Board and Director
--------------------
Louis A. Hoch         President and Chief Operating Officer and Director                  39
--------------------
Larry Morrison        Vice President, Business Development                                45
--------------------
Peter G. Kirby        Director                                                            65


                                        8

Biographies  of  Officers  and  Directors

Michael  R.  Long.  See  biography  of  Mr.  Long  on  page  4.

Louis  A.  Hoch.  See  biography  of  Mr.  Hoch  on  page  4.

Larry Morrison. Mr. Morrison has been our Vice President, Business Development since July 2003. Mr. Morrison has over 25 years of experience in all aspects of sales and sales management. Before joining Payment Data Systems, Inc. to oversee all sales and marketing functions, Mr. Morrison served as a major accounts executive for a tier one telecommunications provider and vice president of sales and operations for a major two-way communications firm. His background also includes management and implementation of large government communication systems installations both domestic and abroad.

Peter  G.  Kirby.  See  biography  of  Mr.  Kirby  on  page  4.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation earned during each of the years ended December 31, 2004, 2003 and 2002 to our Chief Executive Officer and each other executive officer that earned over $100,000 during the year ended December 31, 2004.




                                                Annual Compensation (1)             Long Term Compensation
                                                ---------------------------     ------------------------------
                                                                                  Awards
                                                                                -----------
                                                                                 Securities        All Other
                                                                                 Underlying       Compensation
Name and Principal Position(s)              Year           Salary    Bonus      Options (#)(2)         (3)
---------------------------------           ----         -------    -------         -------          -------
Michael R. Long                             2004         $220,583                         -          $11,529
Chairman, Chief Executive Officer           2003         $190,000                   400,000          $11,529
and Chief Financial Officer                 2002         $190,000                   340,000          $11,130

Louis A. Hoch                               2004         $193,103   $15,000               -             $900
President and Chief Operating               2003         $175,000                   425,000             $900
Officer                                     2002         $175,000                   340,000           $1,950

Larry Morrison                              2004         $116,096                         -             $360
Vice President, Business                    2003          $46,154                   100,000             $180
Development


(1)     In  2004,  salary  compensation for each of the named officers includes the fair market value of common stock received  in  lieu  of  base  salary  as  follows: Mr. Long, $96,352 in lieu of $65,769; Mr. Hoch, $65,219 in lieu of
$47,115;  and  Mr.  Morrison,  $50,712  in  lieu  of  $34,615.
(2)     We  did  not  grant  any  stock  options  to  any  of  our  named  executive  officers  during  fiscal  year  2004.
(3)     Reflects  premiums  paid  for  term  life  insurance  coverage.


                                        9

Option  Exercises  and  Year-End  Values

The following table provides certain information related to the exercise of options during the year ended December 31, 2004 by the named executive officers and the number and value of options held by the named executive officers at December 31, 2004.





             Aggregated  Option  Exercises  in  Last  Fiscal  Year  and  Fiscal  Year-End  Option  Values

                   Shares                                  Number of Securities            Value of Unexercised
                  Acquired            Value              Underlying Unexercised          In-the-Money Options at
                 On Exercise         Realized         Options at Fiscal Year-End (#)     Fiscal Year- End ($) (1)
                                                      ------------------------------   ---------------------------
     Name.             (#)             ($)             Exercisable     Unexercisable   Exercisable   Unexercisable

Michael R. Long         -              $0                1,248,334          50,000      $109,400          $9,000

Louis A. Hoch           -              $0                1,115,000          75,000      $109,400         $13,500

Larry Morrison          -              $0                  200,000               -       $41,000               -

(1)     Calculated  using  the  year-end  per  share  price  of  $0.32.

                             DIRECTORS COMPENSATION

In 2004, we did not pay any cash compensation to our independent directors for their services on our Board of Directors. However, on December 30, 2003, we granted options to purchase 175,000 shares of our Common Stock with a one-year vesting period at an exercise price of $0.14 per share to our independent director, Peter G. Kirby, as compensation for his service as a Director.

                              EMPLOYMENT CONTRACTS

On July 25, 2004, our employment agreements with Michael Long, Chief Executive Officer and Chief Financial Officer, and Louis Hoch, President and Chief Operating Officer, expired. We intend to enter into new employment agreements with both of these individuals and are currently negotiating the terms of such agreements.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

A stockholder may recommend a nominee to become a Director of the Company by giving Michael R. Long, the Chief Executive Officer of the Company, a written notice mailed to 12500 San Pedro, Suite 120, San Antonio, Texas, 78216 and setting forth certain information, including: (1) the name, age, and business and residence addresses of the person intended to be nominated, (2) a representation that the nominating stockholder is in fact a holder of record of Common Stock of the Company entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified, (3) a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination, (4) any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934, and (5) the nominee's written consent to serve, if elected. Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals.

The Company's 2005 Annual Meeting of Stockholders is currently scheduled for June 2006. Copies of the Company's Bylaws are available upon written request made to Michael R. Long, the Chief Executive Officer of the Company, at 12500 San Pedro, Suite 120, San Antonio, Texas, 78216. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company's Bylaws.

                                       10

                         INDEPENDENT PUBLIC ACCOUNTANTS

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Fees  Paid  to  the  Independent  Accountants

The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our principal accountant for the fiscal years ended December 31, 2004 and 2003 included in our Form 10-KSB, are set forth in the table below. The amount for 2003 includes approximately $38,450 of fees billed to us by Ernst & Young LLP, our former independent auditor, related to audit and non-audit services.


                       2004              2003
                     ----------       ----------
     Audit  fees     $   48,025       $   51,450
     Tax  fees            5,125            7,000
                     ----------       ----------

     Total  fees     $   53,150       $   58,450
                     ==========       ==========

For purposes of the preceding table, the professional fees are classified as follows:

     - Audit Fees-These are fees for professional services billed for the audit of the consolidated financial statements included in our Form 10-KSB filings, the review of consolidated financial statements included in our Form 10-QSB filings, comfort letters, consents and assistance with and review of documents filed with the SEC. The fees in the 2004 column include amounts billed to us through the date of this Proxy Statement for the year ended December 31, 2004 and the fees in the 2003 column include amounts billed to us through the date of this Proxy Statement for the years ended December 31, 2003.

     - Tax Fees-These are fees for professional services rendered by our independent accountant for tax compliance, tax planning and tax advice. Tax compliance involves preparation of original and amended tax returns. Tax planning and tax advice encompass a diverse range of subjects, including assistance with tax audits and appeals, tax advice related to dispositions, and requests for rulings or technical advice from taxing authorities.

All of the services performed by our independent accountant described above were approved in advance by our Audit Committee.

                              FINANCIAL STATEMENTS

The  Company's  audited  financial statements for the fiscal year ended December
31, 2004 and Management's Discussion and Analysis of Financial Condition and Results of Operations are incorporated herein by reference to the Company's 2004 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, which is being mailed to stockholders with this Proxy Statement.

                            PROPOSALS BY STOCKHOLDERS

In accordance with rules established by the Securities Exchange Commission, any stockholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement and form of proxy for next year's Annual Meeting must be received by the Company no later than December 31, 2005. Proposals should be submitted to Michael R. Long, the Company's Chief Executive Officer, at 12500 San Pedro, Suite 120, San Antonio, Texas 78216. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the Securities Exchange Commission and must be a proper subject for stockholder action under Nevada law. No shareholder proposals will be considered for the 2006 Annual Meeting after December 31, 2005.

                                       11

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business that will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders. If other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include: (1) concentration of the Company's assets into one industry segment; (2) the nature of the Company's business (as defined herein); (3) the impact of changing economic conditions; (4) the actions of competitors, including pricing and new product introductions; and (5) those specific risks that are discussed in the cautionary statements accompanying the forward-looking statements in this Proxy Statement and in the Risk Factors detailed in the Company's previous filings with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, stockholders are urged to read carefully all cautionary statements contained in this Proxy Statement and in those other filings with the Securities and Exchange Commission.

                                       12

Appendix  A

                           PAYMENT DATA SYSTEMS, INC.

                           12500 San Pedro, Suite 120
                            San Antonio, Texas 78216

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael R. Long, Louis A. Hoch, or any one or more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Payment Data Systems, Inc. (the
"Company") held of record by the undersigned on April 29, 2005 at the Annual Meeting of Stockholders to be held on June 21, 2005, or any adjournments thereof.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           PAYMENT DATA SYSTEMS, INC.

                                  June 21, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

  \/ Please detach along perforated line and mail in the envelope provided. \/

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK
INK AS SHOWN HERE [x]

1.  Election  of  Director:          2.  Proposal  to  ratify  the               FOR  AGAINST  ABSTAIN
                                         appointment  of  Akin,  Doherty,        [ ]    [ ]       [ ]
                  NOMINEE:               Klein  &  Feuge,  P.C.,  certified
                                         public  accountants,  as  the
[  ] FOR NOMINEE  Peter  G.  Kirby       independent  auditors  of  the
                                         Company  for  the  year  ending
[  ] WITHHOLD AUTHORITY                  December  31,  2005.
     FOR NOMINEE                         In their discretion, the proxies are authorized to vote
                                         upon such other business as may properly come before
                                         the  meeting  or  any  adjournment  thereof.

                                         This  proxy  when  properly  executed  will  be  voted  in  the manner  directed  herein  by  the  undersigned  shareholder.
                                         If  no  direction  is  made  as  to  a  proposal,  this  proxy  will  be voted  FOR  such  Proposal.

To change the address on your account,   [  ]
please check the box at right and
indicate your new address in the address
space above. Please note that changes to
the registered name(s) on the account may
not be submitted via this method.

Signature  of  Stockholder      Date:       Signature  of  Stockholder      Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.